2008 Annual Meeting 2008 Annual Meeting of Stockholders of Stockholders April 23, 2008 April 23, 2008 Exhibit 99.1

Forward Looking Statements
Certain statements contained herein are "forward-looking statements" within the meaning of Section
27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such
forward-looking statements may be identified by reference to a future period or periods, or by the use of forward-looking terminology, such as "may," "will," "believe," "expect," "estimate,"
"anticipate," "continue," or similar terms or variations on those terms, or the negative of those terms. Forward-looking statements are subject to numerous risks and uncertainties, including, but not limited to, those related to the economic environment, particularly in the market areas in which
Provident Financial Services, Inc. (the “Company”) operates, competitive products and pricing, fiscal and monetary policies of the U.S. Government, changes in government regulations affecting financial institutions, including regulatory fees and capital requirements, changes in prevailing interest rates, acquisitions and the integration of acquired businesses, credit risk management, asset-liability management, the financial and securities markets and the availability of and costs associated with sources of liquidity.
The Company wishes to caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made. The Company wishes to advise readers that the factors listed above could affect the Company's financial performance and could cause the
Company's actual results for future periods to differ materially from any opinions or statements expressed with respect to future periods in any current statements. The Company does not undertake and specifically declines any obligation to publicly release the result of any revisions which may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

PROVIDENT FINANCIAL SERVICES, INC.
PFS
LISTED
NYSE
PROVIDENT FINANCIAL SERVICES, INC.
JANUARY
16
WEDNESDAY
PFS
LISTED
NYSE

Commemorating 5 Years as a Public Company NYSE SYMBOL: PFS MARKET CAPITALIZATION: $844 MILLION(at 3/31/08)

PFS-US - 12/29/2006 - 03/31/2008 Total Return Performance
Total Return (%)
10
0
-10
-20
-30
-40
-50
12/06
3/07
5/07
8/07
10/07
12/07
3/08
PFS-US (-19.31%)
SNL Thrift (-42.79%)
Vol. (M)
2.5
2.0
1.5
1.0
0.5
0.0
12/06
3/07
5/07
8/07
10/07
12/07
3/08

PROVIDENT FINANCIAL SERVICES, INC.

Total Stockholder Return Source: SNL Financial

(Dollars in thousands)
INCOME STATEMENT: 3/31/08 3/31/07
Net income $10,693 $10,808
Diluted earnings per share $0.19 $0.18
Return on equity 4.28% 4.32%
Return on assets 0.68% 0.77%
Net interest margin 2.87% 3.02%
Efficiency ratio 66.60% 65.18%
Financial Highlights

Financial Highlights
(Dollars in thousands)
BALANCE SHEET: 3/31/08 12/31/07
Total assets $6,396,844 $6,359,391
Total loans $4,255,667 $4,296,291
Total deposits $4,234,928 $4,224,820
Total investments $1,258,892 $1,167,870
Total borrowed funds $1,066,707 $1,075,104
Total stockholders' equity $1,010,880 $1,000,794

Comparative Yield Curve
2.25%
1.35%
1.68%
2.19%
2.35%
2.95%
3.77%
4.51%
4.04%
3.45%
3.07% 3.05%
3.49%
4.25%
3.36%
4.45%
4.70% 4.74% 4.82%
5.09%
5.02%
5.25%
4.71%
4.81%
FF 3 mo 6 mo 2 yr. 3 yr. 5 yr. 10 yr. 30 yr.
Current 4/18/2008 12/31/07 12/31/06

4.40% 4.80% 5.20% 5.60% 6.00% Dec-06 Mar-07 Jun-07 Sep-07 Dec-07 Mar-08 2.80% 3.20% 3.60% 4.00% Yield on Earning Assets Rate Paid on Liabilities Net Interest Rate Spread

Net Interest Margin
$39.2 $38.3 $43.4 $42.7 $39.9 $38.5 $37.3 $40.0 $39.3
2.87%
3.31%
3.33%
3.08%
3.02%
3.02%
2.97%
2.84%
3.17%
1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08
Net Interest Income (in millions) Net Interest Margin (%)

0
18.7mi
Copyright (C) 2008 SNL Financial LC. All rights reserved

PROVIDENT FINANCIAL SERVICES, INC.

Well-positioned Branch Network Supports Efficiency, Synergy and Brand Recognition MORRIS BERGEN ESSEX UNION SOMERSET MERCER MIDDLESEX MONMOUTH OCEAN HUDSON 84 Branches in 10 Counties

•9
th
Largest Share of New Jersey Deposit Market
•3
rd
Largest among Banks headquartered in-State
Provident Financial Services, Inc.
Deposit Market Share
New Jersey
2007
Rank Institution (ST)
2007
Number
of
Branches
2007
Total
Deposits in
Market
($000)
2007
Total
Market
Share
(%)
1 Bank of America Corp. (NC) 397 34,303,682 16.40
2 Wachovia Corp. (NC) 323 28,748,880 13.75
3 Toronto-Dominion Bank 323 26,212,582 12.53
4 PNC Financial Services Group (PA) 339 18,282,327 8.74
5 Hudson City Bancorp Inc. (NJ) 91 12,731,789 6.09
6 Sovereign Bancorp Inc. (PA) 158 9,428,410 4.51
7 Valley National Bancorp (NJ) 179 7,994,767 3.82
8 JPMorgan Chase & Co. (NY) 164 7,051,820 3.37
9 Provident Financial Services (NJ) 84 4,351,381 2.08
10 Investors Bancorp Inc. (NJ) 55 3,907,476 1.87
Total For Institutions In Market 3,375 209,157,647
Note: Non-Retail Branches not included Source: SNL Financial personal service
SERVED DAILY SINCE 1839
we know customers love our service
BUT PLEASE DON'T KISS OUR TELLERS
personal-size banking
WITH BIG BANK BELLS & WHISTLES
big bank capabilities
WITHOUT THE BIG BANK EGO
www.ProvidentNJ.com
168 years & we're still here
WE MUST BE DOING SOMETHING RIGHT
www.ProvidentNJ.com
www.ProvidentNJ.com
PROVIDENT BANK

PROVIDENT FINANCIAL SERVICES, INC.

Exceptional Commitment and Experience in Serving the Needs of Retail Customers

PROVIDENT $martChecking

PROVIDENT FINANCIAL SERVICES, INC.

Innovative Products for Individuals and Families
Convertible
Convertible
Home Equity Line of Credit
Home Equity Line of Credit
Provident Platinum Checking
Provident Platinum Checking
Relationship Banking
Relationship Banking

Commercial 11.95% Retail 88.05% Continually Building Business Customer Relationships: Deposits as of 12/31/06 as of 3/31/08 Commercial 14.25% Retail 85.75%

Continually Building Business Customer Relationships: Loans Retail 58.7% Commercial 41.3% as of 12/31/06 as of 3/31/08 Retail 53.6% Commercial 46.4%

Committed to Serving the Borrowing Needs of
Business Customers Within Our Markets
2007 LOAN ORIGINATIONS
COMMERCIAL BUSINESS:
$421.8 Million
COMMERCIAL REAL ESTATE:
$233.9 Million
COMMERCIAL CONSTRUCTION:
$236.1 Million

BUSINESS BANKING GROUP
(LOANS UP TO $1.5  MILLION)
11 LOAN OFFICERS SUPPORTED BY
4 BUSINESS DEVELOPMENT OFFICERS
MIDDLE MARKET LENDING GROUP
(LOANS GREATER THAN $1.5  MILLION)
9 LOAN OFFICERS SUPPORTED BY
3 CORPORTE CASH MANAGEMENT REPRESENTATIVES
COMMERCIAL REAL ESTATE GROUP
9 LOAN OFFICERS SUPPORTED BY
3 UNDERWRITERS
Solid Business Lending Experience and Capabilities

Operating in Markets with Superior Demographics
Demographic Profile (Provident Financial Services, Inc.)
New Jersey (NJ)
County
Market
Rank
Total
Population
(Actual)
Median
Income
2007
($)
Projected
HH
Income
Change
2007-2012
Middlesex 6 803,610 77,559 17.34
Hudson 4 621,735 50,670 16.40
Morris 8 500,527 100,583 18.60
Essex 11 808,222 55,144 15.69
Monmouth 10 646,801 81,626 20.11
Bergen 25 912,024 82,528 20.45
Somerset 8 327,727 100,258 19.44
Ocean 10 571,226 58,406 16.70
Union 20 540,294 70,021 16.44
Mercer 18 371,660 72,155 16.09
NJ Totals 6,103,826
Weighted Average: NJ  Franchise 72,718 17.51
Aggregate: Entire State NJ 8,891,611 69,831 16.38
Aggregate: National 306,348,230 53,154 17.59
Source: SNL Financial/ESRI
HH
2007

Looking Ahead Strategic Priorities: - Maintain Strong Capital Position - Maintain Asset Quality - Manage Overhead Expense - Improve Net Interest Margin - Manage Credit Risk

Looking Ahead
Market Presence:
- Continue to explore new branch
location opportunities
- Monitor existing branch network to
consolidate or eliminate
underperformers
- Remain alert to acquisition opportunities